EXHIBIT 99.1


[LOGO] MCP    MINNESOTA CORN PROCESSORS, LLC

              901 NORTH HIGHWAY 59  MARSHALL, MN 56258-2744  PHONE: 507-537-2676
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                              N E W S  R E L E A S E

FOR RELEASE      CONTACT: L. Dan Thompson
-----------      MCP: (507) 537-2676
1600CST7/2/01


                     BENNETT PROMOTED TO CORPORATE SECRETARY
                      AND EXECUTIVE STAFF OF MINNESOTA CORN
                                   PROCESSORS


MARSHALL, MN, JULY 2, 2001 - MINNESOTA CORN PROCESSORS, LLC (MCP), A CORN-WET MILLER AND SUPPLIER OF FOOD INGREDIENTS, STARCH AND ETHANOL, ANNOUNCED MONDAY, THAT EFFECTIVE IMMEDIATELY, GENERAL COUNSEL, JOSEPH BENNETT WILL BE PROMOTED TO THE POSITIONS OF CORPORATE SECRETARY AND MCP'S EXECUTIVE STAFF. BENNETT WILL NOW BE A CORPORATE OFFICER OF MCP WITH THE NEW TITLE OF "SECRETARY AND GENERAL COUNSEL" OF MCP. ALONG WITH BENNETT'S CONTINUING DUTIES OF PROVIDING LEGAL ADVICE, HIS NEW RESPONSIBILITIES WILL INCLUDE BEING INVOLVED IN THE EXECUTIVE DIRECTION OF THE COMPANY.

"WE ARE VERY PLEASED TO HAVE MR. BENNETT IN THIS NEW POSITION," SAID DAN THOMPSON, MCP PRESIDENT AND CHIEF EXECUTIVE OFFICER. "HIS INPUT TO THE EXECUTIVE STAFF WILL BE IMPORTANT IN THE DEVELOPMENT OF MCP'S FUTURE."

BENNETT JOINED MCP IN MARCH OF 1998 AS CORPORATE ATTORNEY AND WAS PROMOTED TO GENERAL COUNSEL IN OCTOBER OF 1998. BENNETT IS A 1986 GRADUATE OF ST. JOHN'S UNIVERSITY IN COLLEGEVILLE, MINNESOTA AND A 1992 GRADUATE OF THE UNIVERSITY OF SOUTH DAKOTA SCHOOL OF LAW IN VERMILLION, SOUTH DAKOTA.

MINNESOTA CORN PROCESSORS, LLC IS A CORN-WET MILLER WITH REFINERIES IN MARSHALL, MN AND COLUMBUS, NE. THE COMPANY PRODUCES HIGH-QUALITY CORN SWEETENERS AND STARCH PRODUCTS FOR SALE INTO THE BEVERAGE AND FOOD INDUSTRIES, AND OWNS AND OPERATES A NATIONWIDE NETWORK OF 17 CORN SWEETENER DISTRIBUTION TERMINALS. IN ADDITION TO ITS POSITION AS ONE OF THE LARGEST U.S. MANUFACTURERS OF FUEL ETHANOL, THE COMPANY PRODUCES STARCHES FOR SALE INTO THE PAPER AND CORRUGATING INDUSTRIES, FEED PRODUCTS AND ROAD DE-ICERS. THE COMPANY, HEADQUARTERED IN MARSHALL, MN, WAS FOUNDED AS A FARMER COOPERATIVE IN 1980 AND CONVERTED TO A 5,400-MEMBER LIMITED LIABILITY COMPANY ON JULY 1, 2000. FOR MORE INFORMATION, VISIT THE COMPANY'S WEB SITE AT www.mcp.net.

This press release contains or may contain certain forward-looking statements concerning the Company's financial position, business and future prospects, in addition to other statements using words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. These statements contain certain inherent risks and uncertainties. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, stockholders are cautioned that no assurance can be given that our expectations will prove correct. Actual results and developments may differ materially from the expectations conveyed in these statements, based on factors such as the following: fluctuations in worldwide commodities markets and the associated risks of hedging against such fluctuations; fluctuations in aggregate industry supply and market demand; general economic, business and market conditions in the various geographic regions and countries in which we manufacture and sell our products, including fluctuations in the value of local currencies and changes in regulatory controls regarding quotas, tariffs and biotechnology issues; and increased competitive and/or customer pressure in the corn refining industry. Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of risk factors, see the Company's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q or 8-K.

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